Exhibit 10.3b
AMENDMENT NO. 2 TO THE
AIR PRODUCTS AND CHEMICALS, INC.
RETIREMENT SAVINGS PLAN

WHEREAS, Air Products and Chemicals, Inc. (the “Company”) is the Plan Sponsor of the Air Products and Chemicals, Inc. Retirement Savings Plan (the “Plan”); and
WHEREAS, pursuant to Plan Section 7.01 the Plan may be amended at anytime; and
    WHEREAS, the Company desires to add a feature to the Plan to provide for Managed Account Services and to update Schedule III.
    NOW, THEREFORE, the Plan is hereby amended effective January 1, 2023 as follows:

1.A new Section 2.70 is added to the Plan to read as follows:

“2.70 Managed Account Services shall mean discretionary investment services offered to Participants for a fee by licensed investment advisor selected by the Investment Committee. The Managed Account Services will be limited to the Participant Investment Funds offered in the Plan. The Company reserves the right to terminate the Managed Account Services at anytime and the Investment Committee reserves the right to terminate the licensed investment advisor at anytime. The Company and Investment Committee shall not be responsible for the individual performance of the licensed investment advisor.”

2.Schedule III is amended as attached hereto.

3.In all other respects the Plan shall remain in full force and effect.

    IN WITNESS WHEREOF, the Company has caused its Senior Vice President, Human Resources to execute this Second Amendment to the Plan.

                            AIR PRODUCTS AND CHEMICALS, INC.

    By: /s/ Victoria Brifo
Victoria Brifo
Senior Vice President and Chief Human Resources Officer

Date:_______________________________

Exhibit 10.3b
Schedule III
Union Locations Core Contributions

Union Location	Effective Date of Core Contribution	Amount of Core Contribution
Allentown (Rotoflow & FS) IAM 917	01/01/2015	Effective 1/1/2023 Less than 10 Years of Service- 5% 10-19 Years of Service- 6% 20 or more Years of Service- 7%
Bethlehem (Gardner) ICWA	05/02/2016	Effective 1/1/2022 Less than 10 Years of Service- 5% 10-19 Years of Service- 6% 20 or more Years of Service- 7%
Cleveland Teamsters 407	N/A	N/A
Granite City USW 6063	01/01/2014	Effective 1/1/2022 Less than 10 Years of Service- 5% 10-19 Years of Service- 6% 20 or more Years of Service- 7%
Middletown Teamsters 100	N/A	N/A
New Orleans Teamsters 270	N/A	N/A

Exhibit 10.3b
Schedule III
Union Locations Core Contributions

Union Location	Effective Date of Core Contribution	Amount of Core Contribution
Allentown (Rotoflow & FS) IAM 917	01/01/2015	Effective 1/1/2023 Less than 10 Years of Service- 5% 10-19 Years of Service- 6% 20 or more Years of Service- 7%
Bethlehem (Gardner) ICWA	05/02/2016	Effective 1/1/2022 Less than 10 Years of Service- 5% 10-19 Years of Service- 6% 20 or more Years of Service- 7%
Cleveland Teamsters 407	N/A	N/A
Granite City USW 6063	01/01/2014	Effective 1/1/2022 Less than 10 Years of Service- 5% 10-19 Years of Service- 6% 20 or more Years of Service- 7%
Middletown Teamsters 100	N/A	N/A
New Orleans Teamsters 270	N/A	N/A